Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income Taxes [Line Items]
Valuation allowance	$ 49,908,948	$ 47,011,175
Federal net operating loss carryforwards	127,674,536
Federal tax effected benefit	26,811,652
State net operating loss carryforwards	72,151,836
Expected net tax impact	4,941,156
NOLs	38,426,844	35,154,469
Tax benefit
Uncertain tax	30.00%
Description of operating loss carryovers, limitations of use	IRC Section 382 imposes limitations on the use of net operating loss carryovers when the stock ownership of one or more 5% shareholders (shareholders owning 5% or more of the Company’s outstanding capital stock) has increased on a cumulative basis by more than 50 percentage points. As of December 31, 2025, the Company has not completed an analysis on the 382 limitation. A 382 limitation calculation will be considered prior to the usage of tax attributes.
UNITED KINGDOM
Income Taxes [Line Items]
NOLs	$ 26,696,144
Tax benefit	$ 6,674,036